                     FIRST AMENDMENT TO LOAN AGREEMENT

     THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of the 4th day of August, 1997 (the "Amendment Date"), by and among RURAL CELLULAR CORPORATION, a Minnesota corporation (the "Borrower"); THE TORONTO-DOMINION BANK, BANKBOSTON, N.A., ST. PAUL BANK FOR COOPERATIVES, COBANK, FLEET NATIONAL BANK, SOCIETE GENERALE, NEW YORK BRANCH and MERITA BANK LTD NEW YORK BRANCH (together with their successors, assigns and any subsequent holder, the "Banks"); BANKBOSTON, N.A. AND ST. PAUL BANK FOR COOPERATIVES, as co-agents (the "Co-Agents"); and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for the Banks;

                          W I T N E S S E T H:
                          - - - - - - - - - -

     WHEREAS, the Borrower, the Administrative Agent, the Co-Agents and the Banks are parties to that certain Loan Agreement dated as of May 1, 1997 (as hereafter amended, modified, supplemented and restated from time to time, the "Loan Agreement"); and

     WHEREAS, the Borrower, the Administrative Agent, the Co-Agents and the Banks have agreed to amend certain provisions of the Loan Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1. AMENDMENT TO ARTICLE 7. Section 7.8 of the Loan Agreement, LEVERAGE RATIO, is hereby amended by deleting the table at the end of such
Section in its entirety and by substituting the following table in lieu thereof:


               "PERIOD                        RATIO
               -------                        -----

      Agreement Date through                  7.25:1
      June 30, 1997

      July 1, 1997 through                    6.50:1
      March 31, 1998

      April 1, 1998 through                   6.00:1
      December 31, 1998

      January 1, 1999 through                 5.00:1
      December 1, 1999

      January 1, 2000 and thereafter          4.50:1"


     2. AMENDMENT TO LOAN DOCUMENTS. All of the Loan Documents are hereby amended to the extent necessary to give full force and effect to the amendment contained in this Amendment.

     3. NO OTHER AMENDMENT OR WAIVER. Except for the amendment set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent, the Co-Agents or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the Co-Agents and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendment agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the Co-Agents and the Banks at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Co-Agents and the Banks, or the Majority Banks to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     4. LOAN DOCUMENTS. This document shall be deemed to be a Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

     5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     6. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

     7. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWER:                     RURAL CELLULAR CORPORATION,  a Minnesota
                              corporation

                              By:  /s/   RICHARD EKSTRAND
                                  --------------------------------------------
                                  Its:           CEO
                                      ----------------------------------------

                              Attest: /s/    WESLEY E. SCHULTZ
                                     -----------------------------------------
                                  Its:           CFO
                                      ----------------------------------------


ADMINISTRATIVE AGENT:    TORONTO DOMINION (TEXAS), INC.

                              By:  /s/  KIMBERLY BURLESON
                                  --------------------------------------------
                                  Its:     VICE PRESIDENT
                                      ----------------------------------------

CO-AGENTS AND BANKS:     BANKBOSTON, N.A., as a Co-Agent and a Bank

                              By:    /s/ SHEPARD D. RAINIE
                                  --------------------------------------------
                                  Its:   DIRECTOR
                                      ----------------------------------------

                              ST. PAUL BANK FOR COOPERATIVES, as a Co-Agent and a Bank

                              By:    /s/ MARVIN L. LINDO
                                  --------------------------------------------
                                  Its:  SENIOR VICE PRESIDENT
                                      ----------------------------------------

                              THE TORONTO-DOMINION BANK, as a Bank

                              By:   /s/ KIMBERLY BURLESON
                                  --------------------------------------------
                                  Its:     MGR CR ADMIN
                                      ----------------------------------------


                                                     RURAL CELLULAR CORPORATION
                                              FIRST AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 1

                              COBANK, as a Bank

                              By:
                                  --------------------------------------------
                                  Its:  VICE PRESIDENT
                                      ----------------------------------------

                              FLEET NATIONAL BANK, as a Bank

                              By:   /s/ CHRISTOPHER J. SWINDELL
                                  --------------------------------------------
                                  Its:  VP
                                      ----------------------------------------

                              FIRST NATIONAL BANK OF MARYLAND, as a Bank

                              By:  /s/  W. BLAKE HAMPSON
                                  --------------------------------------------
                                  Its:     VICE PRESIDENT
                                      ----------------------------------------

                              SOCIETE GENERALE, NEW YORK BRANCH, as a Bank

                              By:  /s/  JOHN SADIK-KHAN
                                  --------------------------------------------
                                  Its:     VICE PRESIDENT
                                      ----------------------------------------

                              MERITA BANK LTD NEW YORK BRANCH, as a Bank

                              By:
                                  --------------------------------------------
                                  Its:  VICE PRESIDENT
                                      ----------------------------------------

                              By:   /s/  CHARLES J,. LANSDOWN
                                  --------------------------------------------
                                  Its:     VICE PRESIDENT
                                      ----------------------------------------


                                                     RURAL CELLULAR CORPORATION
                                              FIRST AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 2